Exhibit 11 under Form N-1A
                                         Exhibit 23 under Item 601/Reg. S-K



                            ARTHUR ANDERSEN LLP



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 30 to Form N-1A Registration Statement of
International Series, Inc. (Federated International Income Fund and Federated International Equity Fund) of our report dated January 15, 1997, on the financial statements as of November 30, 1996, included in or made part of this registration statement.



                                                    /s/ ARTHUR ANDERSEN LLP
                                                        ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania,
January 24, 1997